UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: January 13, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 8, 2014, Registrant entered into an Amendment No. 2 to each of the three year credit agreement and the five year credit agreement (collectively, the “Credit Agreements”), each dated as of December 21, 2011, by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc. and each other Subsidiary of Registrant that is a Borrower and a signatory thereto, and The Bank of New York Mellon, as Administrative Agent, ABN AMRO Bank N.V. and Standard Chartered Bank, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A. and Mizuho Corporate Bank (USA), as Co-Documentation Agents.

Each Amendment No. 2 waived a default under the applicable Credit Agreement, which had arisen as a result of the issuance of the arbitration award in the confidential arbitration between The Swatch Group Ltd. and Tiffany Watch Co. Ltd, as claimants, and Tiffany and Company, Tiffany (NJ) Inc. and Registrant, as respondents, under the Arbitration Rules of the Netherlands Arbitration Institute. In addition, each Amendment No. 2 amended the Event of Default provision in the applicable Credit Agreement to extend the time in which a judgment or decree may be paid, stayed on appeal, discharged, bonded or dismissed before an Event of Default would arise. The Amendments No. 2 are filed as Exhibits 10.4c and 10.16c to this Current Report on Form 8-K. The description of the material terms of the Amendments No. 2 is qualified in its entirety by reference to such exhibit.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

10.4c
Amendment No. 2 dated as of January 8, 2014, to the Three Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.16c
Amendment No. 2 dated as of January 8, 2014, to the Five Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: January 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.4c
Amendment No. 2 dated as of January 8, 2014, to the Three Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.16c
Amendment No. 2 dated as of January 8, 2014, to the Five Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.